UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549

                               Form 8-K

                            Current Report
Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported)  August 21, 2006
                  --------------------------

                 Dynasil Corporation of America
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  (Exact name of registrant as specified in its charter)

     New Jersey                   000-27503         22-1734088
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(State or other                   (Commission     (IRS Employer
jurisdiction of incorporation)    File Number)  Identification No.)


            385 Cooper Road, West Berlin, New Jersey 08091
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         (Address of principal executive offices)   (ZIP Code)

Registrant's telephone number, including area code:  (856)-767-4600

                           Not Applicable
  ----------------------------------------------------------
     (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see
General Instructions A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01. ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

     In accordance with its previously announced growth strategy, Dynasil Corporation of America ("Dynasil") signed a definitive Stock Purchase Agreement on August 21, 2006 to acquire all the stock of Evaporated Metal Films Corp. of Ithaca, New York ("EMF"). EMF provides optical thin-film coatings for a broad range of application markets including display systems, optical instruments, satellite communications and lighting. EMF's products and services are sold to optics markets that are related to those currently served by Dynasil and its Optometrics Corporation subsidiary ("Optometrics"). The agreement calls for Dynasil to purchase 100% of EMF's stock from its current owner and CEO, Ms. Megan Shay, for the payment of $1.1 million in cash
at closing.   Ms. Shay had no previous relationship with
Dynasil, its affiliates or directors other than through EMF as an independent third party purchaser of fused silica parts from, and provider of optical coatings to, Dynasil.
As part of the acquisition transaction, Ms. Shay will enter into a one year employment agreement which may be extended on mutual agreement for an additional six months. Consummation of the transaction is contingent upon several customary, but important and necessary, conditions that may not be met, including obtaining required debt and equity financing from outside sources on acceptable terms. The agreement also contains customary representations and warranties, covenants and mutual indemnification rights and obligations to a maximum of $100,000 except in certain instances. Dynasil expects that, if consummated, the acquisition will close at the start of its next fiscal year on October 2, 2006, although the agreement allows either party to extend the closing date up to 31 days. Copies of the form of Stock Purchase Agreement and a press release describing the pending transaction are attached as Exhibits
2.1 and 99.1 to this Report on Form 8-K.



ITEM 9. FINANCIAL STATEMENTS AND EXHIBITS.

 ( c ) Exhibits


2.1 Form of Stock Purchase Agreement dated August 21, 2006 among Dynasil Corporation of America, Ms. Megan Shay and
Evaporated Metal Films Corp.

2.2 Employment Agreement between Dynasil Corporation of
America and Megan Shay.

99.1 Dynasil Corporation of America press release dated
August 21, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               DYNASIL CORPORATION OF AMERICA
                               (Registrant)

Date:     August 21, 2005      By:  /s/ Craig Dunham
                                    Craig Dunham
                                    President and Chief Executive Officer





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                             EXHIBIT INDEX

2.1 Form of Stock Purchase Agreement dated August 21, 2006 among Dynasil Corporation of America, Ms. Megan Shay and
Evaporated Metal Films Corp.

2.2 Employment Agreement between Dynasil Corporation of
America and Megan Shay.

99.1 Press release, dated August 21, 2006, issued by Dynasil
Corporation of America announcing its pending acquisition of the stock of Evaporated Metal Films Corp.